UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015 (March 10, 2015)

MSCI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St., 49th Floor, New York, NY 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by MSCI Inc. (“MSCI” or the “Company”) under Items 1.01, 5.02 and 9.01 on January 30, 2015 (the “Original Form 8-K”) to announce that the Company had entered into a Cooperation Agreement (the “Cooperation Agreement”) with ValueAct Capital Master Fund L.P., VA Partners I, LLC, ValueAct Capital Management, L.P., ValueAct Capital Management, LLC, ValueAct Holdings, L.P., ValueAct Holdings GP, LLC and D. Robert Hale (collectively, the “ValueAct Group”) on January 29, 2015. This Amendment No. 1 is being filed in connection with the announcement by MSCI’s Board of Directors (the “Board of Directors”) that pursuant to the Cooperation Agreement, the Board of Directors has appointed the individuals identified in the Original Form 8-K as members of the Board of Directors, effective at a meeting of the Board of Directors held on March 10, 2015.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2015, the Board of Directors appointed Mr. Wayne Edmunds, Mr. D. Robert Hale and Ms. Wendy Lane, as members of the Board of Directors. Effective March 18, 2015, Mr. Edmunds and Mr. Hale will serve on the Audit Committee and Ms. Lane will serve on the Compensation Committee.

In connection with their appointments, the Board of Directors determined that each of Mr. Edmunds, Mr. Hale and Ms. Lane is independent under the Company’s Corporate Governance Policies and within the meaning of the New York Stock Exchange (“NYSE”) and Securities and Exchange Commission (“SEC”) standards of independence for directors. The Board of Directors also determined that (i) Mr. Edmunds and Mr. Hale satisfy the SEC’s standard of independence for audit committee members, (ii) Mr. Edmunds and Mr. Hale are “financially literate” and have accounting or financial management expertise as required by the NYSE listing requirements, (iii) Mr. Edmunds is an “audit committee financial expert” in accordance with the requirements of the applicable regulations of the SEC and (iv) Ms. Lane satisfies the NYSE’s standards of independence for compensation committee members and is an “outside director” for purposes of Section 162(m) of the Internal Revenue Code, as amended, and a “non-employee director” for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended.

In connection with the appointments of Mr. Edmunds, Mr. Hale and Ms. Lane, the Board of Directors increased its size from nine to twelve.

Each of Mr. Edmunds, Mr. Hale and Ms. Lane is entitled to receive an annual retainer (payable in cash or stock at his or her election) of $75,000 and $10,000 for their service on the Board of Directors and each applicable committee, respectively, and annual equity awards in the form of restricted stock units (“RSUs”) under the MSCI Inc. Independent Directors’ Equity Compensation Plan, having an aggregate fair market value of $140,000 (based on the closing price of MSCI’s common stock as reported by the NYSE on the date prior to grant). The annual retainers and RSU awards are prorated from the date of appointment. The RSUs are scheduled to vest on April 30, 2015. Mr. Hale has directed that his cash retainers be directly paid to ValueAct Capital Management, L.P. It is also expected that his annual equity awards will be transferred upon vesting to ValueAct Capital Master Fund L.P.

As mentioned above, Mr. Edmunds, Mr. Hale and Ms. Lane were appointed to the Board of Directors pursuant to the Cooperation Agreement, a copy of which is attached as Exhibit 99.1 to the Original Form 8-K and incorporated herein by reference. There are no family relationships between any of Mr. Edmunds, Mr. Hale and Ms. Lane and any of our executive officers or other directors. Other than as described herein, there are no related person transactions (within the meaning of Item 404(a) of Regulation S-K) between any of Mr. Edmunds, Mr. Hale or Ms. Lane and MSCI or any of its subsidiaries.

Mr. Edmunds, age 59, retired from Invensys plc (“Invensys”) at Invensys Systems, Inc. in 2014. Mr. Edmunds was the Chief Executive Officer of Invensys from 2011 until 2014, when it was acquired by Schneider Electric. Previously, Mr. Edmunds was Chief Financial Officer of Invensys. Prior to joining Invensys in 2008, Mr. Edmunds was Senior Vice President of Finance at Reuters America, Inc. from 2005 to 2008. Mr. Edmunds served as the Chief Financial Officer of Innovance Networks Inc. (“Innovance”) from 2000 to 2004, where he was responsible for financial planning and operations. Prior to joining Innovance, Mr. Edmunds held other senior management roles in the technology sector, including seventeen years at Lucent Technologies, Inc., where he served as Vice President of Finance for the Optical Networking Division and as Vice President of Marketing & Business Development and was responsible for Europe, Middle East and Africa operations. Mr. Edmunds began his career at Amerada Hess Oil as an analyst in Corporate Treasury. Mr. Edmunds currently serves on the boards of directors of BBA Aviation plc and Ashtead Group plc, where he is chairman of the audit committee. Mr. Edmunds holds a Bachelor of Arts in accounting from Rutgers University and an M.B.A. in finance from Pace University.

Mr. Hale, age 30, is a Partner of ValueAct Capital, a governance-oriented investment fund with over $18 billion in assets under management. As one of nine investment partners and formerly as a Vice President at ValueAct Capital, Mr. Hale has worked with the management of numerous public companies in connection with a broad range of matters including the design and benchmarking of equity compensation plans, the evaluation of mergers and acquisitions, and the improvement of segment disclosure and analysis of trends to better support financial planning and analysis functions. Prior to joining ValueAct Capital in January 2011, Mr. Hale was a Principal with The Parthenon Group (“Parthenon”), working with corporate and private equity clients in industries such as investment management, media, education, and retail in both the Boston and Mumbai offices of Parthenon’s strategic consulting practice. He also worked in an investment analyst role at Parthenon’s long-short public equity vehicle, Strategic Value Capital. Mr. Hale holds a Bachelor of Arts from Dartmouth College.

Ms. Lane, age 63, has been Chairman of Lane Holdings, Inc., an investment firm, since 1992. Prior to forming Lane Holdings, Inc., Ms. Lane worked in investment banking for fifteen years, initially at Goldman, Sachs & Co. from 1977 to 1980 and subsequently as a Principal and Managing Director at Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 1992. Ms. Lane is currently a director of two public companies, UPM-Kymmene Corporation (Helsinki, Finland) where she serves on the audit committee, and Willis Group Holdings plc (Dublin, Ireland), where she serves as chairman of the compensation committee and sits on the audit and executive committees and where she has served on various special committees. She is also currently a director of the privately held Al-Dabbagh Group Holding Company Limited (Saudi Arabia). Ms. Lane was previously a director of Laboratory Corporation of America from 1996 to 2014, and four other public companies. Ms. Lane holds a Bachelor of Arts from Wellesley College and an M.B.A. from Harvard Business School.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: March 12, 2015	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman, Chief Executive Officer and President